UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2007 (June 30, 2007)

World Air Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26582	20-2121036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HLH Building, 101 World Drive, Peachtree City, Georgia	30269
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 632-8322

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The Agreement and Plan of Merger dated April 5, 2007 among World Air Holdings, Inc., Global Aero Logistics Inc., and Hugo Acquisition Corp. was amended by agreement dated June 30, 2007.

Under the terms of the amended merger agreement, Global Aero Logistics has agreed to extend the date by which certain financial statements must be delivered from June 30, 2007 to the dates described below. The deadline for delivery by World Air Holdings to Global Aero Logistics of its audited financial statements as of and for the year ended December 31, 2006 and for the related Annual Report on Form 10-K to be filed with the Securities and Exchange Commission (SEC) has been extended to July 6, 2007, and the deadline for delivery to Global Aero Logistics of World Air Holdings quarterly financial statements for the quarter ended March 31, 2007 and for filing the related Quarterly Report on Form 10-Q with the SEC has been extended to August 3, 2007. In exchange for agreeing to these extensions, the parties have agreed that the obligation of Global Aero Logistics to consummate the merger is now subject, in addition to the other conditions in the merger agreement, to its receipt of financing on terms provided in the financing commitment or on substantially equivalent terms or otherwise satisfactory to Global Aero Logistics, which remains obligated to use its reasonable best efforts to obtain such financing.

All other provisions of the merger agreement remain in place. The merger agreement, as amended, will be presented to the stockholders of World Air Holdings for adoption at a special meeting of stockholders to be held on July 18, 2007.

Additional Information and Where to Find It

In connection with the proposed merger and required stockholder approval, World Air Holdings has filed a definitive proxy statement with the SEC and will file a supplement to the proxy statement describing the amendment to the merger agreement. The definitive proxy statement has been mailed to the stockholders of World Air Holdings as of the June 13, 2007 record date and the supplement will be mailed to such stockholders. World's stockholders are urged to read the definitive proxy statement and the supplement because they contain important information about the merger. Investors and stockholders may obtain without charge a copy of the proxy statement and the supplement, when filed, at the SEC's web site, www.sec.gov.

Participants in Solicitation

World Air Holdings and its officers and directors may be deemed to be participants in the solicitation of proxies from World's stockholders with respect to the proposed merger. Stockholders may obtain more detailed information regarding the direct and indirect interests of World's executive officers and directors in the merger by reading the proxy statement and the supplement.

Item 8.01.	Other Events.

On July 2, 2007, World issued a press release announcing that the merger agreement has been amended as discussed in Item 1.01 above. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Amendment dated June 30 to Agreement and Plan of Merger, dated April 5, 2007, by and among Global Aero Logistics Inc., Hugo Acquisition Corp. and World Air Holdings, Inc.

99.1	Press release, dated July 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD AIR HOLDINGS, INC.

By:	/s/ Mark M. McMillin
Mark M. McMillin
General Counsel & Corporate Secretary

Dated: July 2, 2007

Exhibit Index

2.1	Amendment dated June 30 to Agreement and Plan of Merger, dated April 5, 2007, by and among Global Aero Logistics Inc., Hugo Acquisition Corp. and World Air Holdings, Inc.

99.1	Press release, dated July 2, 2007.